                       CARRIER SERVICES SWITCHLESS AGREEMENT


                                      BETWEEN


                     FRONTIER COMMUNICATIONS OF THE WEST, INC.


                                        AND


                           ROCKY MOUNTAIN BROADBAND, INC.

                                 TABLE OF CONTENTS



SECTION
-------

1.   Services
2.   Term Of The Agreement
3.   Billing And Payment
4.   Billing Disputes
5.   Termination Rights
6.   Taxes And Assessments
7.   Warranties And Limitation Of Liability
8.   Indemnification
9.   Representation
10.  Force Majeure
11.  Waivers
12.  Assignment
13.  Confidentiality
14.  Integration
15.  Construction
16.  Governing Law
17.  Notices
18.  Counterparts
19.  Compliance With Laws
20.  Third Parties
21.  Survival Of Provisions
22.  Unenforceable Provisions

EXHIBITS
--------

Exhibit A      General And Service Definitions
Exhibit B      Ancillary Fee Schedule
Exhibit C      Call Detail Records; Order Processing Procedures; Letter Of
               Agency Requirements
Exhibit D      Dedicated Carrier Termination Schedule
Exhibit D(a)   Carrier Domestic Termination Service
Exhibit D(b)   Carrier Termination International Service
Exhibit D(c)   Carrier Directory Assistance
Exhibit D(d)   Carrier 800 Transport Service
Exhibit E      Network Interconnection Schedule
Exhibit F      National Origination Service (1+)
Exhibit G      National Origination Service (800 Switched & Dedicated)
Exhibit H      National Origination Service (Dedicated)
Exhibit I      National Origination Service - (Switched International)
Exhibit I(a)   National Origination Service - (Dedicated International)
Exhibit J      Interlink Calling Card Service Schedule
Exhibit J(a)   Interlink Calling Card Service
Exhibit J(b)   Interlink Originating International Service
Exhibit J(c)   Interlink Terminating International Service
Exhibit K      Cashguard Schedule
Exhibit K(a)   Cashguard
Exhibit K(b)   Cashguard International
Exhibit L      800 PIN Service Schedule
Exhibit M-(a)  SONET Private Line


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                             CARRIER SERVICE AGREEMENT
                                    (Switchless)

This Carrier Service Agreement ("AGREEMENT") is entered into between the provider of service, Frontier Communications of the West, Inc. f/k/a West Coast Telecommunications, Inc. on behalf of itself and its affiliates ("FRONTIER"), a California corporation located at 135 East Ortega Street, Santa Barbara, CA 93101 and Rocky Mountain Broadband, Inc. ("RMBI" or "Purchaser"), a Colorado corporation with its principal place of business located at 1099 18th Street, 30th Floor, Denver, Colorado 80202 (hereinafter, Frontier and RMBI may be referred to in the aggregate as "PARTIES", and each singularly as a "PARTY".)

                                      PURPOSE

The Parties are telecommunications carriers subject to the Communications Act of
1934, as amended, as well as the Telecommunications Act of 1996.   RMBI desires
to purchase network transport and other telecommunication services from Frontier for RMBI's resale to its business and residential customers. The Parties agree as follows:

1.   SERVICES:

     (a) Frontier shall, in accordance with this Agreement, provide to RMBI those services RMBI subscribes to hereunder as defined and identified herein and on exhibits, schedules and other attachments appended hereto and made a part of this Agreement from time-to-time by the Parties (collectively, the "SCHEDULES"). All such services being provided under the Schedules are collectively referred to as the "SERVICES".

     (b) RMBI shall provide Frontier with a forecast covering a good faith estimate based on historical information (if available) of the monthly traffic volume and geographic distribution for an ordered Service.
          The estimate will be for the 3 calendar month period following the desired activation date in a format supplied or approved by Frontier. Frontier may request updated forecasts on a reasonable basis. Forecasts do not constitute a binding commitment on the part of RMBI. Provision of Services is contingent on availability of Frontier facilities.

     (c) Orders for Services will be transmitted and processed in accordance with the procedures set out in Exhibit C attached hereto and made a part hereof as the same may be modified from time to time by Frontier upon written notice to RMBI.

2.   TERM OF THE AGREEMENT:

     (a) INITIAL TERM: This Agreement is effective and the Parties' obligations commence upon the date of execution by Frontier ("EFFECTIVE DATE") and continues in effect for a period of three (3) years ("INITIAL TERM") from either the day Service is first utilized by RMBI (as determined by Frontier's records), or the 90th day after the Effective Date, whichever date occurs first, such date known as the "START OF SERVICE DATE".

     (b) AUTOMATIC RENEWAL: This Agreement renews automatically for a 1 year period at the expiration of the Initial Term, unless canceled in accordance with the termination provisions of this Agreement ("SUBSEQUENT TERM"). Each Subsequent Term renews automatically for a 1 year period upon its expiration, unless canceled in accordance with the termination provisions of this Agreement.

     (c) CANCELLATION: Either Party may terminate this Agreement upon expiration of a term upon written notice given at least 90 days prior to expiration of the then current term.


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3.   BILLING AND PAYMENT:  RMBI shall pay Frontier for the Services at the rates and charges set out in the applicable Schedules. If RMBI is required to pay an initial cash deposit or provide other assurance of payment, then Frontier is not obligated to begin accepting orders or providing Service until the deposit or other assurance of payment is received.

     (a)  ***.

     (b) Frontier shall invoice RMBI via facsimile, with a follow-up copy sent via regular U.S. mail or overnight delivery service, on or about the fifth Business Day after the close of each Billing Cycle for the Services and for any other sums due Frontier ("INVOICE"). Each Invoice details: (i) the amount due Frontier, or the credit due RMBI, after a reconciliation between the actual charges for the Services for the prior Billing Cycle, and (ii) any other sums due Frontier.

     (c) Each Invoice shall be paid by RMBI in immediately available U.S. funds so that the payment is received by Frontier no later than thirty (30) calendar days from the date of the Invoice (the "DUE DATE"). Frontier agrees that (i) the Invoice date will be the same day the Invoice is faxed to RMBI, and (ii) the Invoice will be faxed on a Business Day. Any Invoice not paid by the Due Date shall bear late payment fees at the rate of 1-1/2% per month (or such lower amount as maybe required by law) until paid.

     (d) The RMBI facsimile number and contact for purposes of this Section 3. are 303-672-0711, Attention: Kirk Roberts. RMBI may change the facsimile number and contact upon written notice to Frontier.

     (e) If RMBI is delinquent in payment of an Invoice and Frontier does not have security from RMBI equal to RMBI's prior month's usage charges, RMBI shall provide such additional security as Frontier may reasonably request in writing.

     (f)  ***.

     (g) RMBI agrees to pay to Frontier any and all local exchange carrier ("LEC") assessed charges (other than access or other LEC charges otherwise included under this Agreement) and governmentally imposed charges levied upon Frontier as a result of Services provided to RMBI, such as but not limited to:

          (i) primary Interexchange carrier ("PIC") change and slamming related charges under Exhibit C, Section III;

          (ii) assessments by the National Exchange Carrier's Association, Inc. (NECA) including but not limited to, the Universal Service Fund/Lifeline Assistance (USF/LA), the Telecommunications Relay Service (TRS) Fund, and other assessments as may be assessed by NECA in the future relative to the Services; (RMBI understands that NECA charges are assessed on a per ANI basis for Presubscribed End-User ANIs, whether such ANIs are active or not);

          (iii) assessments by regulatory agencies, including but not limited to, the Federal Communications Commission (FCC) and state Public Utility/Service Commissions;

          (iv) charges or costs incurred by Frontier for FCC/PUC mandated initiatives under the Telecommunications Act of 1996, or otherwise, such as the "access reform" and "payphone dial-around compensation" initiatives, plus a reasonable fee for administration of those initiatives applicable to the Services provided to RMBI;

          (v)    when Frontier is acting as the RespOrg, National
                 Administrative Services Center assessments (including any monthly recurring charges) for "800"/"888" service installation;


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          (vi)   applicable charges set out in the Schedule of Ancillary Fees attached hereto as Exhibit B and made a part hereof as the same may be modified from time to time by Frontier upon written notice to RMBI.

     (h)  ***

     (i)  ***

     (j) RMBI agrees that any make up to minimum charges, shortfall charges and surcharges for which it is liable under this Agreement are based on agreed upon minimum commitments on its part and corresponding rate concessions on Frontier's part, and are not penalties or consequential or other damages under Section 7.(b).

4. BILLING DISPUTES: The Parties agree that time is of the essence for payment of all Invoices. RMBI shall provide written notice and supporting documentation for any good-faith dispute it may have with an Invoice ("DISPUTE") within 60 Business Days after RMBI's receipt. If RMBI does not report a Dispute within the 60 Business Day period, RMBI shall have waived its dispute rights for that Invoice. RMBI shall pay disputed amounts, subject to resolution of the Dispute. Frontier will use reasonable efforts to resolve timely Disputes within 30 Business Days after its receipt of the Dispute notice. If a Dispute is not resolved within the 30 Business Day period to RMBI's satisfaction, then at RMBI's request the Dispute will be referred to an executive officer of Frontier. If the Dispute is not resolved within 15 Business Days after the referral, then either Party may commence an action in accordance with Section 16., provided that the prevailing Party in such action shall be entitled to payment of its reasonable attorney fees and costs by the other Party.

5.   TERMINATION RIGHTS:

     (a) REGULATORY CHANGES: If the FCC, a state PUC or a court of competent jurisdiction issues a rule, regulation, law or order which has the effect of canceling, changing, or superseding any material term or provision of this Agreement (collectively, "REGULATORY REQUIREMENT"), then this Agreement shall be deemed modified in such a way as the Parties mutually agree is consistent with the form, intent and purpose of this Agreement and is necessary to comply with such Regulatory Requirement. Should the Parties not be able to agree on modifications necessary to comply with a Regulatory Requirement within 30 days after the Regulatory Requirement is effective, then upon written notice either Party may, to the extent practicable, terminate that portion of this Agreement impacted by the Regulatory Requirement.

     (b) Either Party may terminate this Agreement upon the other Party's insolvency, dissolution or cessation of business operations. Frontier may, upon 10 days prior written notice, immediately terminate this Agreement for RMBI's failure to pay any delinquent Invoice not properly disputed under Section 4, or to maintain any other assurance of payment that may be required hereunder.

     (c) In the event of a breach of any material term or condition of this Agreement by a Party (other than a failure to pay which is covered under (b) above), the other Party may terminate this Agreement upon 30 days written notice, unless the breaching Party cures the breach during the 30 day period. A breach that cannot be reasonably cured within a 30 day period may be addressed by a written waiver of this paragraph signed by the Parties.

     (d) Upon any material breach by RMBI not cured after expiration of all applicable notice and cure periods, Frontier may at its sole option do any or all of the following:


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          (i)    cease accepting or processing orders for Service and suspend
                 Service;

          (ii) cease all electronically and manually generated information and reports (including any CDR not paid for by RMBI);

          (iii) draw on any letter of credit, security deposit or other assurance of payment and enforce any security interest provided by RMBI;

          (iv) terminate this Agreement and Service without liability to Frontier;

          (v) collect from RMBI as liquidated damages an amount equal to the Minimum Charge times the number of months remaining on the unexpired term of this Agreement; and,

          (vi) pursue such other legal or equitable remedy or relief as may be appropriate.

6.   TAXES AND ASSESSMENTS:

     RMBI is responsible for the collection and remittance of all governmental assessments, surcharges and fees pertaining to its resale of the Services (other than taxes on Frontier's net income) (collectively, "TAXES"). RMBI shall provide Frontier with, and maintain, valid and properly executed certificate(s) of exemption for the Taxes, as applicable.

7.   WARRANTIES AND LIMITATION OF LIABILITY:

     (a) Service shall be provided by Frontier in accordance with the applicable technical standards established for call transport by the telecommunications industry. Frontier shall provide Service in a quality and diligent manner consistent with service Frontier provides to its other customers via a digital fiber optic network with SS7 signaling (where available). FRONTIER MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO TRANSMISSION, EQUIPMENT OR SERVICE PROVIDED HEREUNDER, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR FUNCTION.

     (b) In no event shall either Party be liable to the other Party for incidental and consequential damages, loss of goodwill, anticipated profit, or other claims for indirect damages in any manner related to this Agreement or the Services.

8.   INDEMNIFICATION:

     Each Party shall defend and indemnify the other Party and its directors, officers, employees, representatives and agents from any and all claims, taxes, penalties, interest, expenses, damages, lawsuits or other liabilities (including without limitation, reasonable attorney fees and court costs) relating to or arising out of (i) acts or omissions in the operation of its business, and (ii) its breach of this Agreement; provided, however, Frontier shall not be liable and shall not be obligated to indemnify RMBI, and RMBI shall defend and indemnify Frontier hereunder, for any claims by any third party, including End-Users, with respect to services provided by RMBI which may incorporate any of Frontier's services, except that RMBI shall not be obligated to indemnify Frontier for any third party claims arising out of Frontier's gross negligence or willful misconduct.

9.   REPRESENTATION:

     The Parties acknowledge and agree that the relationship between them is solely that of independent contractors. Neither Party, nor their respective employees, agents or representatives, has any right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.


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10.  FORCE MAJEURE:

     Other than with respect to failure to make payments due hereunder, neither Party shall be liable under this Agreement for delays, failures to perform, damages, losses or destruction, or malfunction of any equipment, or any consequence thereof, caused or occasioned by, or due to fire, earthquake, flood, water, the elements, labor disputes or shortages, utility curtailments, power failures, explosions, civil disturbances, governmental actions, shortages of equipment or supplies, unavailability of transportation, acts or omissions of third parties, or any other cause beyond its reasonable control.

11.  WAIVERS:

     Failure of either Party to enforce or insist upon compliance with the provisions of this Agreement shall not be construed as a general waiver or relinquishment of any provision or right under this Agreement.

12.  ASSIGNMENT:

     Neither Party may assign or transfer its rights or obligations under this Agreement without the other Party's written consent, which consent may not be unreasonably withheld, except that Frontier may assign this Agreement to its parent, successor in interest, or an affiliate or subsidiary without RMBI's consent. Any assignment or transfer without the required consent is void.

13.  CONFIDENTIALITY:

     (a) Each Party agrees that all information furnished to it by the other Party, or to which it has access under this Agreement, shall be deemed the confidential and proprietary information or trade secrets (collectively referred to as "PROPRIETARY INFORMATION") of the Disclosing Party and shall remain the sole and exclusive property of the Disclosing Party (the Party furnishing the Proprietary Information referred to as the "DISCLOSING PARTY" and the other Party referred to as the "RECEIVING PARTY"). Each Party shall treat the Proprietary Information and the contents of this Agreement in a confidential manner and, except to the extent necessary in connection with the performance of its obligations under this Agreement, neither Party may directly or indirectly disclose the same to anyone other than its employees on a need to know basis and who agree to be bound by the terms of this Section, without the written consent of the Disclosing Party.

     (b) The confidentiality of obligations of this Section do not apply to any portion of the Proprietary Information which is (i) or becomes public knowledge through no fault of the Receiving Party; (ii) in the lawful possession of Receiving Party prior to disclosure to it by the Disclosing Party (as confirmed by the Receiving Party's records);
          (iii) disclosed to the Receiving Party without restriction on disclosure by a person who has the lawful right to disclose the information; or (iv) disclosed pursuant to the lawful requirements or formal request of a governmental agency. If the Receiving Party is requested or legally compelled by a governmental agency to disclose any of the Proprietary Information of the Disclosing Party, the Receiving Party agrees that it will provide the Disclosing Party with prompt written notice of such requests so that the Disclosing Party has the opportunity to pursue its legal and equitable remedies regarding potential disclosure.

     (c) Each Party acknowledges that its breach or threatened breach of this Section may cause the Disclosing Party irreparable harm which would not be adequately compensated by monetary damages. Accordingly, in the event of any such breach or threatened breach, the Receiving Party agrees that equitable relief, including temporary or permanent injunctions, is an available remedy in addition to any legal remedies to which the Disclosing Party may be entitled.


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     (d)  Neither Party may use the name, logo, trade name, service marks, trade marks, or printed materials of the other Party, in any promotional or advertising material, statement, document, press release or broadcast without the prior written consent of the other Party, which consent may be granted or withheld at the other Party's sole discretion.

     (e) Notwithstanding the restrictions set forth in this Section, Frontier may use End-User Information in furtherance of its rights under
          Section 5.

14.  INTEGRATION:

     This Agreement and all Exhibits, Schedules and other attachments incorporated herein, represent the entire agreement between the Parties with respect to the subject matter hereof and supersede and merge all prior agreements, promises, understandings, statements, representations, warranties, indemnities and inducements to the making of this Agreement relied upon by either Party, whether written or oral.

15.  CONSTRUCTION:

     The language used in this Agreement is deemed the language chosen by the Parties to express their mutual intent. No rule of strict construction shall be applied against either Party.

16.  GOVERNING LAW:

     This Agreement is subject the laws of New York, excluding its choice of law principles. The Parties agree that any action to enforce or interpret the terms of this Agreement shall be instituted and maintained only in the Federal Court for the Western District of New York, or if jurisdiction is not available in the Federal Court, then a state court located in Rochester, New York. RMBI hereby consents to the jurisdiction and venue of such courts and waives any right to object to such jurisdiction and venue.

17.  NOTICES:

     All notices, including but not limited to, demands, requests and other communications required or pemitted hereunder (not including Invoices) shall be in writing and shall be deemed to be delivered when actually received, whether upon personal delivery or if sent by facsimile, mail or overnight delivery. All notices shall be addressed as follows, or to such other address as each of the Parties hereto may notify the other:

     Frontier Communications of the West, Inc.      Rocky Mountain
                                                      Broadband, Inc.
     ATTN: Peggy L. Palak, Mgr. Contract Svcs.      ATTN: Kevin Loud, Vice
           Brian V. Fitzpatrick, VP Carrier Svcs.   President Operations
     135 E. Ortega Street                           1099 18th Street, 30th Floor
     Santa Barbara, CA 93101                        Denver, CO 80202
     Facsimile #800-689-2395                        Facsimile #303-672-0711

18.  COUNTERPARTS:

     This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which shall constitute one and the same instrument.

19.  COMPLIANCE WITH LAWS:

     During the term of this Agreement, the Parties shall comply with all local, state and federal laws and regulations applicable to this Agreement and to their respective businesses. Further, each Party shall obtain, file and maintain any tariffs, permits, certifications, authorizations, licenses or


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     similar documentation as may be required by the FCC, a state Public Utility or Service Commission, or any other governmental body or agency having jurisdiction over its business. Upon request, a Party will supply copies of such permits, certifications, authorizations, licenses and similar documentation.

20.  THIRD PARTIES:

     The provisions of this Agreement and the rights and obligations created hereunder are intended for the sole benefit of Frontier and RMBI, and do not create any right, claim or benefit on the part of any person not a Party to this Agreement, including End-Users.

21.  SURVIVAL OF PROVISIONS:

     Any obligations of the Parties relating to monies owed, as well as those provisions relating to confidentiality, assurances of payment, limitations on liability and indemnification, survive termination of this Agreement.

22.  UNENFORCEABILITY OF PROVISIONS:

     The illegality or unenforceability of any provision of this Agreement does not affect the legality or enforceability of any other provision or portion. If any provision or portion of this Agreement is deemed illegal or unenforceable for any reason, there shall be deemed to be made such minimum change in such provision or portion as is necessary to make it valid and enforceable as so modified. This Agreement is voidable by Frontier if modified by RMBI without the written or initialed consent of a Frontier Vice President.

By its signature below, each Party acknowledges and agrees that sufficient allowance has been made for review of this Agreement by respective counsel and that each Party has been advised as to its legal rights, duties and obligations under this Agreement.


FRONTIER COMMUNICATIONS OF THE WEST, INC.         ROCKY MOUNTAIN BROADBAND, INC.

By: /s/ Brian V. Fitzpatrick                      By: /s/ Douglas H. Hanson
   ------------------------------------------        --------------------------
        Brian V. Fitzpatrick, Vice President              Douglas H. Hanson,
        Frontier Carrier Services Group                   President & CEO

Date: 3-19-98                                     Date: 3-18-98
     ----------------------------------------          ------------------------


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                                                                     Exhibit A
                                                                   Page 1 of 2

                                GENERAL DEFINITIONS
       (Not otherwise defined in the body of the Agreement or the Schedules)


1. FRONTIER 800 NUMBERS are 800/888 telephone numbers ordered onto the Frontier network by RMBI and for which Frontier has either (i) been appointed the RespOrg, or (ii) reserved and issued the 800 telephone number to RMBI. Frontier shall be deemed to be the RespOrg for all 800/888 telephone numbers reserved and issued by it under (ii) above.

2.   ANI is a telephone number.

3. BILLING CYCLE is the Frontier billing cycle to which RMBI's account hereunder is assigned by Frontier (a full billing cycle equals approximately 30 days of Services usage).

4. BUSINESS DAY is Monday through Friday, 8:30 a.m. to 5:30 p.m. Detroit, MI local time, excluding nationally recognized holidays. Unless otherwise stated, "DAYS" refers to calendar days.

5. PRESUBSCRIBED means that an End-User has been assigned to Frontier's network via Frontier's CIC.

6. CARRIER 800 NUMBERS are 800/888 telephone numbers ordered onto the Frontier network by RMBI for which a party other than Frontier or RMBI has been appointed the RespOrg.

7. CODE is a calling card authorization number used to access the Calling Card Services.

8.   CDR means call detail records and CDR TAPE is a magnetic tape containing
     CDR.

9. RMBI 800 NUMBERS are 800/888 telephone numbers ordered onto the Frontier network by RMBI for which RMBI has been appointed the RespOrg.

10. END-USERS are customers of RMBI for which RMBI has submitted an order that has been accepted by Frontier during the term of this Agreement. To the extent that RMBI subscribes to the Services for its own use, RMBI is deemed to be an End-User.

11. 800 NUMBERS collectively refers to the Frontier 800 Numbers, Carrier 800 Numbers, RMBI 800 Numbers and PIN 800 Numbers.

12. GUIDELINES refer to the telecommunications industry's general rules with respect to 800/888 number portability, including but not limited to, (i) the Federal Communications Commission's ("FCC") 800/888 (and other toll-free) number portability policies and rules, (ii) the SMS 800 requirements set forth in the Bell Operating Companies' Tariff FCC No. 1, and (iii) the 800 DataBase Ad-Hoc Committee's Guidelines for 800 DataBase, as all of the foregoing may be replaced or modified from time to time.

13. PIN 800 NUMBERS are Frontier 800 Numbers assigned to RMBI for use with the 800 PIN Service.

14. RESPORG is a responsible organization as defined in the Guidelines. A RespOrg is the entity that is responsible for managing and administering the account records in the 800 Service Management System DataBase.


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                                                                     Exhibit A
                                                                   Page 2 of 2

                          SERVICE DEFINITIONS/DESCRIPTIONS

1.   CALLING CARD SERVICES consist of calling card traffic generated via Codes.

2. 800 PIN SERVICE consists of inbound Switched Services combined with a PIN 800 Number accessed via four digit personal identification numbers ("PIN NUMBERS") used by End-Users ("0000", "4663", "9675" and "9999" are not available as PIN Numbers). The use of the PIN Numbers with a PIN 800 Number peRMBIts multiple End-Users to utilize the same 800/888 telephone number on an individual basis. 800 Directory Assistance is not available with the 800 PIN Service.

3. NOS DEDICATED SERVICES consist of: (i) End-User switched outbound long distance traffic delivered to a Frontier Point of Presence ("POP") via dedicated facilities and terminated over the Frontier network, and (ii) switched inbound 800/888 traffic generated via 800 Numbers which traffic originates on the Frontier network and is terminated by Frontier onto RMBI's or an End-User's dedicated facilities.

4. DIRECTORY ASSISTANCE TRANSPORT consists of Frontier terminating calls made by End-Users to directory providers for assistance in locating a non-800 Number. "800 DIRECTORY ASSISTANCE" consists of calls made to directory providers for assistance in locating a Frontier 800 Number.

5. INBOUND SERVICES collectively refers to inbound traffic generated via any of the other Services.

6. INTERNATIONAL SERVICES consist of international traffic generated via any of the other Services.

7. SWITCHED SERVICES consist of switched inbound and outbound long distance traffic generated by End-Users that originates and terminates on the Frontier network.

8. DEDICATED CARRIER TERMINATION consists of switched outbound long distance traffic delivered by RMBI to a Frontier Point of Presence ("POP") via dedicated facilities and terminated over the Frontier network.

9.   NATIONAL ORIGINATION SERVICES ("NOS"):  collectively includes the Switched
     Services, the NOS   Dedicated Services and related Inbound Services and
     International Services.

10.  DOMESTIC means the 48 contiguous United States.

11.  OFF-SHORE means Alaska, Hawaii, Puerto Rico and the U.S. Virgin Islands.

12. OPERATOR SERVICES: see Operator Services Schedule. Operator Services specifically exclude calling card operator assistance calls made via Codes, which are deemed to be part of the Calling Card Services.



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